Note 7 - Income Taxes - Effective Income Tax Rate Reconciliation (Details)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Federal statutory rate	(21.00%)	(21.00%)
State income taxes, net of Federal benefits	(5.30%)	(5.00%)
Rate changes	(6.40%)	(66.30%)
Change in fair value of liability classified warrants	(1.60%)	(17.30%)
Other, including non-deductible expenses	28.80%	53.90%
Valuation allowance	5.50%	55.70%
Total	0.00%	0.00%